UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2021 (December 29, 2020)

Danimer Scientific, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39280	82-1924518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Industrial Boulevard
Bainbridge, Georgia	39817
(Address of principal executive offices)	(Zip Code)

(229) 243-7075

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	DNMR	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	DNMR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The Current Report on Form 8-K filed by the Registrant on January 5, 2021 (the “Original 8-K”) is hereby amended and supplemented to include further additional Item 4.01 disclosure pursuant to the requirements of Item 304 of Regulation S-K regarding the circumstances of the termination of the engagement of Legacy Danimer’s (as the accounting acquiror of the Company) prior independent registered public accounting firm and to file as Exhibit 16.2 hereto a letter from such independent registered public accounting firm regarding the disclosure as hereby amended and supplemented. There are no other changes to the Original 8-K. Capitalized terms used without being defined herein have the meanings ascribed to such terms in the Original 8-K.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On January 4, 2021, the Audit Committee of the Board approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2020, effective upon execution of an engagement letter with KPMG, which was signed on January 5, 2021. Accordingly, Thomas Howell Ferguson P.A. (“THF”) the Company’s deemed independent registered public accounting firm prior to the Business Combination, by virtue of Legacy Danimer being the accounting acquiror in the Business Combination, was informed on January 5, 2021 that it would be replaced by KPMG as the Company’s independent registered public accounting firm.

THF’s report on Legacy Danimer’s (as the accounting acquiror of the Company) consolidated balance sheets as of December 31, 2019 and December 31, 2018, the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended and the related notes (collectively, the “Legacy Danimer financial statements”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

THF’s report on the consolidated financial statements of Legacy Danimer as of and for the years ended December 31, 2019 and 2018, contained a separate paragraph stating that “As discussed in Note 2 to the financial statements, the Company has changed its method of accounting for revenue and certain costs in 2019 using the full retrospective adoption method due to the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606), as amended.”

 During the period from January 1, 2018 to December 31, 2019 and the subsequent interim periods through September 30, 2020, there were no: (i) disagreements with THF on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements if not resolved to THF’s satisfaction would have caused THF to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the period from January 1, 2018 to December 31, 2019, and the interim periods through September 30, 2020, the Company did not consult KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided THF with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that THF furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this Item 4.01 and, if not, stating the respects in which it does not agree. A letter from THF is attached hereto as Exhibit 16.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1+	Agreement and Plan of Merger, dated as of October 3, 2020, by and among Live Oak, Merger Sub, Legacy Danimer, Live Oak Sponsor Partners, LLC, as representative for Live Oak, for certain purposes described in the Merger Agreement and John A. Dowdy, Jr., as representative of the shareholders of Legacy Danimer for certain purposes described in the Merger Agreement (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K (Commission File No. 001-39280) filed on October 5, 2020).
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of October 8, 2020, by and among Live Oak, Merger Sub, Legacy Danimer, Live Oak Sponsor Partners, LLC and John A. Dowdy, Jr. (incorporated by reference to Exhibit 2.2 to Current Report on Form 8-K (Commission File No. 001-39280) filed on October 9, 2020)
2.3	Amendment No. 2 to Agreement and Plan of Merger, dated as of December 11, 2020, by and among Live Oak, Merger Sub, Legacy Danimer, Live Oak Sponsor Partners, LLC and John A. Dowdy, Jr. (incorporated by reference to Exhibit 2.3 to Current Report on Form 8-K (Commission File No. 001-39280) filed on December 14, 2020)
3.1	Fourth Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K (Commission File No. 001-39280) filed on January 5, 2021).
3.2	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to Current Report on Form 8-K (Commission File No. 001-39280) filed on January 5, 2021).
4.1	Form of Common Stock Certificate of the Company (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1 (File No. 333-236800) (as amended, the “S-1”)).
4.2	Form of Warrant of the Company (incorporated by reference to Exhibit 4.3 to the S-1).
4.3	Warrant Agreement, dated May 5, 2020 by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (Commission File No. 001-39280) filed on May 11, 2020).
4.4	Form of Lock-Up Agreement by and among Live Oak Acquisition Corp. and certain stockholders of Legacy Danimer (incorporated by reference to Exhibit B attached to Exhibit 2.1 to Current Report on Form 8-K (Commission File No. 001-39280) filed on October 5, 2020).
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (Commission File No. 001-39280) filed on October 5, 2020).
10.2#	Form of Indemnification Agreement by and between the Company and its directors and officers (incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K (Commission File No. 001-39280) filed on January 5, 2021).
10.3#	Danimer Scientific, Inc. 2020 Long-Term Incentive Plan (incorporated by reference to Annex C to the Proxy Statement/Prospectus on Form 424B3 (File No. 333-249691) filed on December 16, 2020 (the “424B3”)).
10.4#	Danimer Scientific, Inc. Employee Stock Purchase Plan (incorporated by reference to Annex D to the 424B3).
10.5#	Employment Agreement, by and between Live Oak Acquisition Corp. and Stephen E. Croskrey, dated October 3, 2020 (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-4 (File No. 333-249691) (as amended, the “S-4”)).
10.6#	Consulting Agreement, by and between Live Oak Acquisition Corp. and Stuart Pratt, dated October 3, 2020 (incorporated by reference to Exhibit 10.5 to the S-4).
10.7#	Amended and Restated Employment Agreement by and between Meredian Holdings Group, Inc. and John A. Dowdy, III, dated August 31, 2020 (incorporated by reference to Exhibit 10.6 to the S-4).
10.8#	Amended and Restated Employment Agreement by and between Meredian Holdings Group, Inc. and Michael Smith, dated August 31, 2020 (incorporated by reference to Exhibit 10.7 to the S-4).
10.9#	Amended and Restated Employment Agreement by and between Meredian Holdings Group, Inc. and Scott Tuten, dated August 31, 2020 (incorporated by reference to Exhibit 10.8 to the S-4).

10.10#	Amended and Restated Employment Agreement by and between Meredian Holdings Group, Inc. and Phillip Van Trump, dated August 31, 2020 (incorporated by reference to Exhibit 10.9 to the S-4).
10.11	Non-Competition and Non-Solicitation Agreement, dated October 3, 2020, by and between Live Oak Acquisition Corp. and Michael Smith (incorporated by reference to Exhibit 10.11 to the S-4)
10.12*	Non-Competition and Non-Solicitation Agreement, dated October 3, 2020, by and between Live Oak Acquisition Corp. and Scott Tuten (incorporated by reference to Exhibit 10.12 to the S-4).
10.13*	Non-Competition and Non-Solicitation Agreement, dated October 3, 2020, by and between Live Oak Acquisition Corp. and Phillip Van Trump (incorporated by reference to Exhibit 10.13 to the S-4).
10.14*	Non-Competition and Non-Solicitation Agreement, dated October 3, 2020, by and between Live Oak Acquisition Corp. and Stuart Pratt (incorporated by reference to Exhibit 10.14 to the S-4).
10.15*	Non-Competition and Non-Solicitation Agreement, dated October 3, 2020, by and between Live Oak Acquisition Corp. and Stephen E. Croskrey (incorporated by reference to Exhibit 10.15 to the S-4).
10.16*	Non-Competition and Non-Solicitation Agreement, dated October 3, 2020, by and between Live Oak Acquisition Corp. and John A. Dowdy, III (incorporated by reference to Exhibit 10.16 to the S-4).
10.17*	Loan Agreement, dated as of April 25, 2019, by and among Carver Development CDE VI, LLC, ST CDE LXII, LLC, and Danimer Scientific Manufacturing, Inc. (incorporated by reference to Exhibit 10.17 to the S-4).
10.18	QLICI Loan and Security Agreement dated as of November 7, 2019, by and between Danimer Scientific Kentucky, Inc. and AMCREF Fund 51, LLC (incorporated by reference to Exhibit 10.18 to the S-4).
10.19*	Loan and Security Agreement, dated as of March 13, 2019, among Danimer Scientific Holdings, LLC and Meredian Bioplastics, Inc., as borrowers, Meredian, Inc, Danimer Scientific, L.L.C., Danimer Bioplastics, Inc. and Danimer Scientific Kentucky, Inc., as guarantors, the lenders party thereto and Southeast Community Development Fund X, L.L.C., as administrative agent (incorporated by reference to Exhibit 10.19 to the S-4).
10.20*	Amendment No. One to Loan and Security Agreement, dated as of October 2, 2020, among Danimer Scientific Holdings, LLC and Meredian Bioplastics, Inc., as borrowers, Meredian, Inc, Danimer Scientific, L.L.C., Danimer Bioplastics, Inc. and Danimer Scientific Kentucky, Inc., as guarantors, the lenders party thereto and Southeast Community Development Fund X, L.L.C., as administrative agent (incorporated by reference to Exhibit 10.20 to Form S-4).
10.21*	Loan and Security Agreement, dated as of March 13, 2019, by and among Danimer Scientific Holdings, LLC, Meredian, Inc., Danimer Scientific, L.L.C., Danimer Scientific Kentucky, Inc., Meredian Bioplastics, Inc., Danimer Bioplastics, Inc., such additional borrowers party thereto, such additional guarantors party thereto, the lenders party thereto, and White Oak Global Advisors, LLC (incorporated by reference to Exhibit 10.21 to the S-4).
10.22	Consent and Modification under Loan and Security Agreement, dated as of November 5, 2019, by and among Danimer Scientific Holdings, LLC, Meredian, Inc., Danimer Scientific, L.L.C., Danimer Scientific Kentucky, Inc., Meredian Bioplastics, Inc., Danimer Bioplastics, Inc., such additional borrowers party thereto, such additional guarantors party thereto, the lenders party thereto, and White Oak Global Advisors, LLC. (incorporated by reference to Exhibit 10.22 to the S-4).
10.23	Consent and Modification under Loan and Security Agreement, dated as of December 18, 2019, by and among Danimer Scientific Holdings, LLC, Meredian, Inc., Danimer Scientific, L.L.C., Danimer Scientific Kentucky, Inc., Meredian Bioplastics, Inc., Danimer Bioplastics, Inc., such additional borrowers party thereto, such additional guarantors party thereto, the lenders party thereto, and White Oak Global Advisors, LLC. (incorporated by reference to Exhibit 10.23 to the S-4).
10.24	Consent and Modification under Loan and Security Agreement, dated as of January 23, 2020, by and among Danimer Scientific Holdings, LLC, Meredian, Inc., Danimer Scientific, L.L.C., Danimer Scientific Kentucky, Inc., Meredian Bioplastics, Inc., Danimer Bioplastics, Inc., such additional borrowers party thereto, such additional guarantors party thereto, the lenders party thereto, and White Oak Global Advisors, LLC (incorporated by reference to Exhibit 10.43 to the S-4).
10.25	Consent and Modification under Loan and Security Agreement, dated as of March 27, 2020, by and among Danimer Scientific Holdings, LLC, Meredian, Inc., Danimer Scientific, L.L.C., Danimer Scientific Kentucky, Inc., Meredian Bioplastics, Inc., Danimer Bioplastics, Inc., such additional borrowers party thereto, such additional guarantors party thereto, the lenders party thereto, and White Oak Global Advisors, LLC (incorporated by reference to Exhibit 10.25 to the S-4).
10.26	Consent and Modification under Loan and Security Agreement, dated as of May 14, 2020, by and among Danimer Scientific Holdings, LLC, Meredian, Inc., Danimer Scientific, L.L.C., Danimer Scientific Kentucky, Inc., Meredian Bioplastics, Inc., Danimer Bioplastics, Inc., such additional borrowers party thereto, such additional guarantors party thereto, the lenders party thereto, and White Oak Global Advisors, LLC (incorporated by reference to Exhibit 10.26 to the S-4).

10.27	Consent and Modification under Loan and Security Agreement, dated as of July 13, 2020, by and among Danimer Scientific Holdings, LLC, Meredian, Inc., Danimer Scientific, L.L.C., Danimer Scientific Kentucky, Inc., Meredian Bioplastics, Inc., Danimer Bioplastics, Inc., such additional borrowers party thereto, such additional guarantors party thereto, the lenders party thereto, and White Oak Global Advisors, LLC (incorporated by reference to Exhibit 10.27 to Form S-4).
10.28*	Amended and Restated Master Lease Agreement, dated May 2020, between Store Capital Acquisitions, LLC and Meredian Holdings Group, Inc. (incorporated by reference to Exhibit 10.28 to the S-4).
10.29#	Form of Stock Option Agreement under the Danimer Scientific, Inc. 2020 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.29 to Current Report on Form 8-K (Commission File No. 001-39280) filed on January 5, 2021).
10.30#	Form of Restricted Stock Agreement under the Danimer Scientific, Inc. 2020 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.30 to Current Report on Form 8-K (Commission File No. 001-39280) filed on January 5, 2021).
16.1	Letter from WithumSmith+Brown, PC to the Commission, dated January 5, 2021 (incorporated by reference to Exhibit 16.1 to Current Report on Form 8-K (Commission File No. 001-39280) filed on January 5, 2021).
16.2	Letter from Thomas Howell Ferguson P.A. to the Commission, dated January 6, 2021.

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

#	Indicates management contract or compensatory plan or arrangement.

Portions of this exhibit have been omitted in accordance with Item 601 of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2021

DANIMER SCIENTIFIC, INC.

By:	/s/ Stephen E. Croskrey
Stephen E. Croskrey
Chief Executive Officer